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                                                              EXHIBIT 10.7




                                    [LETTERHEAD]



                                AMENDMENT AGREEMENT

                                   March 4, 1996


Lone Star Steel Company
5501 LBJ Freeway, Suite 1200
Dallas, TX 75380-3546

Gentlemen:

Reference is made to the Financing Agreement between us dated March 2, 1993, as amended, (herein the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

Pursuant to mutual understanding, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

1. Section 7, Paragraph 9 of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Fiscal Period" and "Net Worth" for all periods commencing on or after January 1, 1996 and inserting the following in lieu thereof:

     "From 1/1/96 through and including
     3/31/96                                          $81,000,000

     From 4/1/96 through and including
     6/30/96                                          $82,000,000

     From 7/1/96 through and including
     9/30/96                                          $84,000,000

     From 10/1/96 through and including
     12/31/96                                         $88,000,000

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     From 1/1/97 through and including
     3/31/97                                          $86,000,000

     From 4/1/97 through and including
     6/30/97                                          $87,000,000

     From 7/1/97 through and including
     9/30/97                                          $89,000,000

     From 10/1/97 through and including
     12/31/97                                         $93,000,000

     From 1/1/98 through and including
     3/31/98                                          $91,000,000

     From 4/1/98 through and including
     6/30/98                                          $92,000,000

     From 7/1/98 through and including
     9/30/98                                          $94,000,000

     From 10/1/98 through and including
     12/31/98 and at all times thereafter             $98,000,000"

2. Section 7, Paragraph 11(b) of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Period" and "Amount" for all periods commencing on or after January 1, 1996 and adding the following:

     "1/1/96 through and including
     12/31/96                                         $28,000,000

     1/1/97 through and including
     12/31/97                                         $20,000,000

     1/1/98 through and including
     12/31/98 and during each calendar
     year thereafter                                  $16,000,000"

3. Section 7, Paragraph 12 of the Financing Agreement shall be, and hereby is, amended by deleting the entries under the headings "Fiscal Period" and "Working Capital" for all periods commencing on or after 1/1/96 and adding the following in lieu thereof:

     "From 1/1/96 and at all times thereafter         Negative ($5,000,000)"


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4.   Section 7, Paragraph 15 of the Financing Agreement shall be, and hereby is, amended in its entirety to read as follows:

     "15. The Company shall not permit earnings of the Company from operations (which shall exclude all other income and other expenses) before all (i) interest and tax obligations of the Company,
     (ii) depreciation and (iii) amortization, determined in accordance with GAAP and calculated on a cumulative basis for the period from the beginning of the fiscal year in which the calculation date occurs to such calculation date) to be less than the applicable amount specified below for such period:

     Period Ending                                       EBITDA
     -------------                                       -------

     Three (3) month ending 3/31/96                      $2,600,000
     Six (6) month ending 6/30/96                        $7,800,000
     Nine (9) month ending 9/30/96                       $14,900,000
     Twelve (12) month ending 12/31/96                   $23,100,000
     Three (3) month ending 3/31/97                      $2,600,000
     Six (6) month ending 6/30/97                        $7,800,000
     Nine (9) month ending 9/30/97                       $14,900,000
     Twelve (12) month ending 12/31/97                   $23,100,000
     Three (3) month ending 3/31/98 and 3/31 of each
     fiscal year thereafter                              $2,600,000
     Six (6) month ending 6/30/98 and 6/30 of each
     fiscal year thereafter                              $7,800,000
     Nine (9) month ending 9/30/98 and 9/30 of each
     fiscal year thereafter                              $14,900,000
     Twelve (12) month 12/31/98 and 12/31 of each
     fiscal year thereafter                              $23,100,000"

5. (a) The definitions of "Net Worth" and "Working Capital" shall be, and each hereby is, amended to by the addition thereto of the following proviso at the end thereof immediately prior to the period:

     ", provided that for the purposes of this definition the effect of any LIFO reserve shall be excluded."


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     (b)  The definition of "Net Worth" shall be, and hereby is, amended by deleting the "notwithstanding clause" which appears at the end thereof and inserting the following in lieu thereof:

     "Notwithstanding any provision to the contrary contained herein, solely with respect to any period commencing on or after January 1, 1995, Net Worth shall be determined excluding the effect of any preferred stock issued and outstanding during such period to evidence a cash contribution to capital and any preferred stock issued as a stock dividend on any preferred stock during such period, but including the minimum pension liability reserve value up to a maximum amount of $15,000,000.00."

6. It is understood that the Company will prepare the 1999 Lone Star Steel Base Operating Plan (the Company's projections prepared for the Company's performance for the fiscal year ending December 31, 1999), which plan must be delivered to us no later than December 1, 1998 and be satisfactory to us in our sole discretion. Based upon such plan and subject to the terms of the Financing Agreement (including, without limitation, the termination provisions thereof) the financial covenants for such fiscal year and thereafter may be revised in a letter agreement to be executed between you and us. Each of us further agrees to negotiate the revision of such financial covenants in good faith; however, in the event you and we cannot mutually agree upon new financial covenants for such fiscal year and thereafter, the financial covenants in effect as of the date hereof shall continue in full force and effect unless otherwise amended.

In consideration of the preparation of this agreement by our-in-house legal department you agree to pay to us a Documentation Fee of $390. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof.

Except as set forth above no other change in or waiver of the terms, provisions or conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning to us the enclosed copy of this letter. In addition, each of your subsidiaries who has executed a Subsidiary Guaranty and Security Agreement has signed below to confirm that such documents shall continue in full force and effect notwithstanding the foregoing amendments.



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                                       Very truly yours,

                                       THE CIT GROUP/BUSINESS
                                       CREDIT, INC.



                                       By: /s/ Pamela Wynick
                                          ------------------------------------
                                       Title:  Assistant Secretary


Read and Agreed to:

LONE STAR STEEL COMPANY

By:  R.W. Arp
    ----------------------------
Title:  Executive Vice President







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Confirmed:

LONE STAR LOGISTICS, INC.
T&N LONE STAR WAREHOUSE CO.
TEXAS & NORTHERN RAILWAY COMPANY
FORT COLLINS PIPE COMPANY
LONE STAR STEEL SALES COMPANY, Formerly known as
 TEXAS SPECIALTY FLAT-ROLLED, INC.
LONE STAR STEEL INTERNATIONAL, INC.


By: /s/ R.W. Arp
   ------------------------------
   Title: Director
   Of each of the above




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